                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                        Venture Lending & Leasing II, Inc.
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                (Name of Registrant as Specified In Its Charter)

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    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/X/  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

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    (2) Aggregate number of securities to which transaction applies:

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    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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    (4) Proposed maximum aggregate value of transaction:

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    (5) Total fee paid:

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/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

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    (2) Form, Schedule or Registration Statement No.:

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    (3) Filing Party:

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    (4) Date Filed:

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                          VENTURE LENDING & LEASING II, INC.

                            ------------------------------

                       NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                           TO BE HELD ON NOVEMBER 11, 1998

                            ------------------------------


To the Shareholders of Venture Lending & Leasing II, Inc.:

     An Annual Meeting of the Shareholders of Venture Lending & Leasing II, Inc. ("Fund") will be held at 9:00 A.M., Pacific time, on November 11, 1998, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, to consider and vote on the following matters:

     1) Electing the five members of the Board of Directors of the Fund; and

     2) Ratifying the selection of Arthur Andersen LLP as the Fund's independent auditors.

     Each shareholder who owned Fund shares on the close of business on October
3, 1998 is entitled to vote at this meeting.   Shareholders may attend and vote
at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid envelope provided. A shareholder who executes a proxy card may nevertheless attend the meeting and vote in person.


                              By order of the Board of Directors

                              RONALD W. SWENSON
                              CHAIRMAN OF THE BOARD

October 3, 1998







   IF YOU PLAN TO ATTEND OUR MEETING IN PERSON, PLEASE CALL FRAN GARCIA AT (212)
                                      332-5106

              YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN

    PLEASE COMPLETE THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN
                               THE ENVELOPE PROVIDED.

                          VENTURE LENDING & LEASING II, INC.
                          2010 NORTH FIRST STREET, SUITE 310
                                  SAN JOSE, CA 95131

                            ------------------------------

                                   PROXY STATEMENT
                            ANNUAL MEETING OF SHAREHOLDERS
                                  NOVEMBER 11, 1998

                            ------------------------------

INTRODUCTION

     The Board of Directors of Venture Lending & Leasing II, Inc. ("Fund") has issued this proxy statement to solicit proxies for use at the Annual Meeting of the Shareholders of Venture Lending & Leasing II, Inc. ("Fund"), to be held at 9:00 A.M., Pacific time, on November 11, 1998, at the offices of Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131, and at any adjournments thereof (collectively, the "Meeting"). This Proxy Statement, together with a Notice of Annual Meeting and Proxy Card, will be first mailed on or about October 9, 1998.

     On October 3, 1998, the record date for the Meeting ("Record Date"), there were 22,000 shares of Common Stock, $.001 par value ("Shares"), outstanding and entitled to vote. Each full Share is entitled to one vote, and each fractional Share is entitled to the identical fraction of one vote.

     For a shareholder's Shares to be represented at the Meeting, the shareholder must allow sufficient time for the proxy to be received by November 11, 1998. Shareholders may attend and vote at the meeting in person, or may complete, date and sign the enclosed proxy card and return it in the postpaid
envelope provided.   A shareholder may revoke a proxy at any time before it is
exercised by notifying the Secretary of the Fund in writing at the above address, or by attending the meeting and voting in person.

     If the enclosed proxy is properly executed and returned in time to be voted at the Meeting, the Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless a shareholder marks a proxy with contrary instructions, a proxy will be voted "for" the matters listed in the accompanying Notice of Annual Meeting of Shareholders and "for" any other matters deemed appropriate. If a proxy is properly executed and returned accompanied by instructions to withhold authority to vote or is marked with an abstention (collectively "abstentions"), the Shares represented thereby will be considered to be present at the Meeting for the purpose of determining the existence of a quorum for the transaction of business. Abstentions will not constitute a vote "for" or "against" a matter and will be disregarded in determining the "votes cast" on an issue. Therefore, with respect to both Proposals 1 and 2, abstentions will be disregarded and will have no effect on the approval of the Proposals.

     A majority of the Shares must be present in person or by proxy to constitute a quorum to transact business at the Meeting. If a quorum is not present at the Meeting, or if a quorum is present but sufficient votes to approve one or more of the Proposals are not received, the persons named as proxies may propose one or more adjournments to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of the Shares represented at the Meeting in person or by proxy. The persons named as proxies will vote those proxies which they are required to vote "for" any such Proposal in favor of such adjournment, and will vote those proxies which they are required to vote "against" any such Proposal against such adjournment. A shareholder vote may be taken on one or more of the Proposals in this proxy statement prior to such adjournment if sufficient votes have been received.

     Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present, and Proposal 2 requires for approval a majority of all votes cast by the Fund's shareholders at a meeting at which a quorum is present.

     Annex A to this Proxy Statement sets forth information about those shareholders and "groups" of shareholders (as that term is used in Section 13(d) of the Securities Exchange Act of 1934 ("Exchange Act")), who beneficially owned more than 5% of the outstanding Shares as of the Record Date, and about the Share ownership of the Board of Directors and executive officers of the Fund.

     Proxy solicitation will be made primarily by mail, but proxy solicitations also may be made by telephone calls or personal meetings conducted by officers and employees of the Fund, Westech Investment Advisors, Inc. ("Westech Investment Advisors") and Siguler Guff Advisers, L.L.C. ("Siguler Guff Advisers"). The costs of the proxy solicitation and the preparation of this proxy statement will be borne by the Fund.

     The Fund's Annual Report for its fiscal year ended June 30, 1998 has previously been mailed to the Fund's shareholders.


PROPOSAL 1

     TO ELECT FIVE DIRECTORS OF THE FUND

     The nominees for election as directors of the Fund are listed below. All the nominees have consented to serve as directors if elected. If elected, each nominee will serve until the next annual meeting of shareholders or until his successor is elected and shall have qualified. Unless a shareholder gives contrary instructions on the proxy card, Shares voted by proxy will be voted in favor of the election of these nominees. If any of the nominees should withdraw or otherwise become unavailable for election, Shares represented by proxy will be voted in favor of such other nominee whom management recommends.

     These nominees, if elected, will constitute the entire Board of Directors. To be elected, each nominee must receive the favorable vote of a plurality of the Shares represented at the Meeting in person or by proxy. Listed below is the name, age, year of election and principal occupation during the past five years of each nominee. Nominees who are "interested persons" are indicated by an asterisk.




NAME AND POSITION WITH      AGE     DIRECTOR       OCCUPATION DURING PAST FIVE YEARS
FUND                                SINCE

Arthur Aeder, Director      72      1997           President of Mariner Management
                                                   Corporation; Vice Chairman, Kisco
                                                   Management Corporation; Director of
                                                   Sanford C. Bernstein Funds, Inc.

Salvador O. Gutierrez,      55      1997           Senior Vice President, Westech
Director, President                                Investment Advisors since 1994, and
and Chief Financial                                Senior Vice President, Western
Officer(*)                                         Technology Investment since 1987.


S. Allan Johnson,           60      1997           Co-founder of Western Technology
Director                                           Investment in San Jose; currently
                                                   consults and invests in medical and
                                                   information technology companies.
                                                   Currently serves on the Boards of
                                                   Sleep Solutions, Inc. and
                                                   Polyoptimum, Inc.

Louis Moelchert,            56      1997           Vice President for Investments at
Director                                           the University of Richmond; Board
                                                   member and former chairman of the
                                                   board of The Common Fund; Vice
                                                   Chairman and member of the
                                                   Investment Advisory Committee of
                                                   the Virginia State Retirement
                                                   System; President of Private
                                                   Advisors, Inc.

Ronald W. Swenson,          53      1994           President and Director, Westech
Director, Chairman and                             Investment Advisors since 1994, and
Chief Executive                                    President and Director, Western
Officer(*)                                         Technology since 1980.



     The Independent Directors of the Fund constitute its Audit Committee. The Audit Committee reviews the scope and results of the Fund's annual audit with the Fund's independent auditors and recommends the engagement of auditors. During the fiscal year ended June 30, 1998, the Board met four times. All directors attended at least 75% of the Board meetings held during the last fiscal year.

     The Fund's Independent Directors each receive an annual fee from the Fund of $5,000. Such directors also are reimbursed by the Fund for their expenses in attending meetings of the Board of Directors or any committee thereof and receive a fee for attendance in person at any meeting at a per diem rate of $500. The Fund's directors who are "interested persons" of the Fund,

--------------------------
* "Interested person" (as defined in the 1940 Act) of the Fund.

as defined in the 1940 Act, receive no compensation from the Fund for their services as directors, other than reimbursement of their expenses in attending meetings. The Independent Directors received the following amounts of compensation during the year ended June 30, 1998: Mr. Aeder -- $4,750; Mr. Johnson -- $4,250; Mr. Moelchert -- $4,750.

     Proposal 1 requires for approval a plurality of all votes cast by the Fund's shareholders at a meeting at which a quorum is present

PROPOSAL 2

     TO RATIFY THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS

     Arthur Andersen LLP, Suite 3500, Spear Street Tower, One Market, San Francisco, CA 94105, has served as the Fund's independent auditors since its inception and has been selected to serve in this capacity for the Fund's current fiscal year by the Independent Directors. Arthur Andersen LLP has informed the Fund that it has no direct or indirect financial interest in the Fund, Westech Investment Advisors or Siguler Guff Advisers or any of their affiliates. It is not expected that a representative of Arthur Andersen LLP will be available at the Meeting, but a representative would have an opportunity to make a statement if he chose to attend.

     Proposal 2 requires for approval the affirmative vote of a majority of the votes cast by the Fund's shareholders at a meeting at which a quorum is present.


THE BOARD OF DIRECTORS, INCLUDING THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN LLP AS THE FUND'S INDEPENDENT AUDITORS.

OTHER INFORMATION

     MANAGERS. The Fund is a party to a Management Agreement, dated as of September 8, 1997 ("Management Agreement") between the Fund and Westech Investment Advisors. The Management Agreement was last approved by the Fund's Board of Directors at a meeting held on September 8, 1997, and by the Fund's initial shareholder by written consent of the same date. For the Fund's fiscal year ending June 30, 1998, the Fund paid aggregate investment management fees totaling $2,182,048 to Westech Investment Advisors and Siguler Guff Advisers pursuant to the terms of the Management Agreement. Siguler Guff Advisers, LLC ("Adviser to the Manager") serves as adviser to Westech Advisors with respect to Westech Advisors' administrative duties to the Fund.

     Westech Investment Advisors, the Investment Manager, is a corporation that is a registered investment adviser under the Investment Advisers Act of 1940 ("Advisers Act"). Messrs. Swenson and Gutierrez, the sole executive officers of Westech Investment Advisors, each own 50% of its voting securities. Westech Investment Advisor's principal business address, and the principal business address of Messrs. Swenson and Gutierrez, is 2010 North First Street, Suite 310, San Jose, CA 95131.

     Siguler Guff Advisers is a limited liability company that is a registered investment adviser under the Advisers Act. 100% of the voting securities of Siguler Guff Advisers are beneficially owned, through holding companies, as follows: 45% by George W. Siguler, 45% by Drew J. Guff and 10% by Donald P. Spencer. A portion of the holdings of Messrs. Siguler, Guff and Spencer listed above are held in trust for their minor children. The principal business address of Siguler Guff Advisers, and the principal business address of Messrs. Siguler, Guff and Spencer, is Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

     EXECUTIVE OFFICERS OF THE FUND; ADVISORY DIRECTORS. The following are the executive officers of the Fund other than Messrs. Swenson and Gutierrez. All have been executive officers of the Fund since its inception.


 NAME AND POSITION WITH FUND                          AGE         PRINCIPAL OCCUPATION AND BUSINESS HISTORY
 George W. Siguler, Executive Vice President          51          Managing Director, Siguler Guff Advisers and affiliates
 and Advisory Director                                            since 1995; Managing Director of Mitchell Hutchins
 c/o Siguler Guff Advisers                                        Institutional Investors from 1991 to 1995; Director and
 Rockefeller Center                                               President of Associated Capital Advisers, Inc. (investment
 630 Fifth Avenue, 16th Floor                                     management firm) from 1990 through 1991 and Vice
 New York, NY 10111                                               Chairman and a director of Monarch Capital Corporation
                                                                  (financial services holding company) from 1984 through
                                                                  1991; Director, NovaCare Inc.

 Michael G. McAffery, Advisory Director               44          President and Chief Executive Officer, and other
 c/o BancBoston Robertson Stephens, Inc.                          positions, with BancBoston Robertson Stephens, Inc. and
 555 California Street, 2600                                      its predecessor companies since 1988.
 San Francisco, CA 94104

 Patricia A. Breshears, Vice President and            62          Vice President, Westech Investment Advisors since 1994;
 Secretary                                                        Administrator and Corporate Secretary, Western
 c/o Westech Investment Advisors                                  Technology Investments since 1984.
 2010 North First Street, Suite 310,
 San Jose, CA 95131

 Donald P. Spencer, Vice President and                43          Managing Director, Siguler Guff Advisers and affiliates
 Assistant Secretary                                              since 1995; Senior Vice President (and other positions),
 c/o Siguler Guff Advisers                                        Mitchell Hutchins Institutional Investors and affiliates
 Rockefeller Center                                               from 1989 to 1995.
 630 Fifth Avenue, 16th Floor
 New York, NY 10111

     The Fund's By-Laws provide that the Board of Directors may appoint one or more Advisory Directors of the Fund. An Advisory Director attends all meetings of the Board of Directors and provides advice and assistance to the Directors as requested. An Advisory Director does not, however, vote on any matters to be acted upon by the Board of Directors. George W. Siguler and Michael McAffery are the Advisory Directors of the Fund.

     ANNUAL REPORTS. The Fund will furnish, without charge, copies of its Annual Report, and subsequent quarterly reports, upon request to the Fund at 2010 North First Street, Suite 310, San Jose, CA 95131.

     SUBMISSION OF SHAREHOLDER PROPOSALS. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Fund, at 2010 North First Street, Suite 310, San Jose, CA 95131. To be included in the proxy for the next Annual Meeting of Shareholders, proposals should be received prior to July 31, 1999.

     OTHER MATTERS TO COME BEFORE THE MEETING. The Fund does not intend to present any other business at the Meeting, nor is it aware of any shareholder that intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying proxy will vote thereon in accordance with their judgment.

October 3, 1998

                                                                         ANNEX A

                         BENEFICIAL OWNERSHIP OF FUND SHARES


BENEFICIAL OWNERS OF MORE THAN 5% OF THE FUND'S SHARES AS OF THE RECORD DATE

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 NAME AND ADDRESS OF SHAREHOLDER*        NUMBER AND PERCENTAGE OF SHARES
                                         BENEFICIALLY OWNED
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 Leland Stanford University              3,000; 13.64%
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 Northern Trust, as Custodian for San    2,000; 9.09%
 Antonio Fire & Police Pension Fund
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 Warner-Lambert Master Trust             2,000; 9.09%
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 University of Notre Dame                1,600; 7.27%

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* Each of the shareholders listed in this Annex may be contacted c/o Westech Investment Advisors, Inc., 2010 North First Street, Suite 310, San Jose, CA 95131.

BENEFICIAL OWNERSHIP OF FUND SHARES BY FUND DIRECTORS AND EXECUTIVE OFFICERS ON SEPTEMBER 30, 1998

  No director or executive officer of the Fund owns in excess of 1% of the Shares outstanding. Westech Investment Advisors, all the stock of which is owned by Messrs. Ronald W. Swenson and Salvador O. Gutierrez, directors of the Fund, owned 100 Shares. Mr. Salvador O. Gutierrez along with family members owned 30.616 Shares. Mr. George W. Siguler, an executive officer and Advisory Director of the Fund, owned 70 Shares through a retirement account and 10 Shares in a non-retirement account. Trusts for the benefit of Mr. Siguler's minor children held 40 Shares in the aggregate. Mr. Donald Spencer, an executive officer of the Fund, owned 2 Shares jointly with his wife. Siguler Guff & Company L.L.C., which is owned 45% by Mr. George W. Siguler and 10% by Mr. Donald Spencer, owned 30 shares.

  WTI Ventures, all the stock of which is owned by Mr. S. Allan Johnson, a director of the Fund, owned 20 Shares. Mr. Arthur Aeder, a director of the Fund owned 10 Shares.

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SHAREHOLDER NAME:
NUMBER OF SHARES:
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                                        PROXY

                          VENTURE LENDING & LEASING II, INC.
                  ANNUAL MEETING OF SHAREHOLDERS - NOVEMBER 11, 1998

The undersigned hereby appoints as proxies Salvador O. Gutierrez, George W. Siguler and Ronald W. Swenson and each of them (with power of substitution) to vote for the undersigned all shares of Common Stock, $0.001 par value ("Shares") of the undersigned at the aforesaid meeting and any adjournment thereof with all the power the undersigned would have if personally present. The Shares represented by this proxy will be voted as instructed. UNLESS OTHERWISE INDICATED TO THE CONTRARY, THIS PROXY SHALL BE DEEMED TO GRANT AUTHORITY TO VOTE "FOR" ALL PROPOSALS. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF VENTURE LENDING & LEASING, INC.

Please sign and date this proxy and return it in the enclosed envelope to Siguler Guff Advisers, L.L.C., Rockefeller Center, 630 Fifth Avenue, 16th Floor, New York, NY 10111.

Please indicate your vote by an "X" in the appropriate box below. The Board of Directors recommends a vote "FOR" each of the proposals below.


 Election of Arthur Aeder, Salvador O. Gutierrez,    FOR     WITHHOLD
 S. Allan Johnson, Louis Moelchert, and Ronald W.
 Swenson as Directors of the Fund
 (strike out names of an individual nominee to       ------  ------
 withhold authority to vote for that nominee)


 Ratification of the selection of Arthur Andersen    FOR     AGAINST    ABSTAIN
 LLP as the Fund's independent auditors
                                                     ------  ------     ------



If Shares are held jointly, each Shareholder named should sign. If only one signs, his or her signature will be binding. If the Shareholder is a corporation, the President or Vice President should sign in his or her own name, indicating title. If the Shareholder is a partnership, a partner should sign in his or her own name, indicating that he or she is a "Partner." If the Shareholder is a trust, an authorized officer of the Trustee should sign, indicating title.

                      Please sign exactly as the Shares are registered (indicated below)



                           --------------------------------------------
                           (Signature of Shareholder; indicate name and title below if applicable)



                           --------------------------------------------
                                  (Signature of joint Shareholder, if any)

                                                Dated               , 1998
                                                      --------------